Pax World Funds Series Trust I
ESG Managers Asset Allocation Portfolios

Supplement dated December 30, 2015
to the
Prospectus
Dated May 1, 2015

On or about March 31, 2016, the ESG Managers Growth Portfolio will be consolidated into the ESG Managers Growth and Income Portfolio, and the ESG Managers Growth and Income Portfolio will be renamed the Pax Sustainable Managers Capital Appreciation Fund (the "Sustainable Capital Appreciation Fund"). The ESG Managers Balanced Portfolio will be consolidated into the ESG Managers Income Portfolio, and the ESG Managers Income Portfolio will be renamed the Pax Sustainable Managers Total Return Fund (the "Sustainable Total Return Fund"). Also effective on or about March 31, 2016, the investment objective of the Sustainable Capital Appreciation Fund and the principal investment strategies of the Funds will change as shown below, and ClearBridge Advisors, LLC will cease serving as subadviser to the Funds.

Accordingly, effective March 31, 2016, all references to the ESG Managers Growth and Income Portfolio are replaced with "Pax Sustainable Managers Capital Appreciation Fund" (or "Sustainable Capital Appreciation Fund" in its abbreviated form) and all references to the ESG Managers Income Portfolio are replaced with "Pax Sustainable Managers Total Return Fund" (or "Sustainable Total Return Fund" in its abbreviated form). All references and information relating to the ESG Managers Growth Portfolio and the ESG Managers Balanced Portfolio are deleted. All references to ClearBridge Advisors, LLC or the subadviser are also deleted. Additionally, the following changes to the Prospectus and Statement of Additional Information will take effect:

Prospectus

Page 12 – the sentence under Investment Objective is replaced with the following:

The Sustainable Capital Appreciation Fund's investment objective is to seek long term capital appreciation.

Pages 14-15 – the two paragraphs under Principal Investment Strategies are replaced with the following:

Under normal market conditions, the Sustainable Capital Appreciation Fund expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs" and, together with mutual funds, "Underlying Funds")) most of its total assets in equity securities (e.g., stocks) that the Adviser believes have the potential for capital appreciation, although it may invest a portion of its assets (generally less than twenty percent) in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Sustainable Capital Appreciation Fund may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy for the Sustainable Capital Appreciation Fund. Morningstar Associates may adjust its allocations from time to time.

Page 32 – the two paragraphs under Principal Investment Strategies are replaced with the following:

Under normal market conditions, the Sustainable Total Return Fund expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs" and, together with mutual funds, "Underlying Funds")) a majority of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds) although it may invest a portion of its assets in equity securities (e.g., stocks.) The Sustainable Total Return Fund may invest in securities of non-U.S. issuers, including investments in emerging markets.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy for the Sustainable Total Return Fund. Morningstar Associates may adjust its allocations from time to time.

Pages 40-41 – the first paragraph under Principal Investment Strategies Common to the Funds is deleted.

Page 44 – the paragraph entitled Pax World Global Environmental Markets Fund is replaced in its entirety with the following:

Pax World Global Environmental Markets Fund – The fund seeks long-term growth of capital by investing in common and/or preferred stocks of companies whose businesses, technologies and services drive resource optimization in the environmental markets: energy, water, waste and sustainable food and agriculture. The fund's investments are diversified among growth and value stocks of companies of any market capitalization in any sector or industry and may be located in multiple countries or geographic regions, or focused on a select geographic region. Typically, the portfolio includes investments in a minimum of three countries other than the United States. The fund seeks to invest in companies with positive overall environmental performance offering products or services that help other companies and societies improve their environmental performance. It avoids investing in companies with significant environmental problems or worsening environmental profiles. The portfolio is fossil fuel-free.

Page 61 – The capitalized sentence preceding the table under Sales Charges, Class A Shares, is replaced with the following:

SUSTAINABLE CAPITAL APPRECIATION FUND

Page 62 – the capitalized sentence preceding the table at the top of the page is replaced with the following:

SUSTAINABLE TOTAL RETURN FUND

Statement of Additional Information

Pages 54-55 – the section entitled PROXY VOTING GUIDELINES is replaced in its entirety with the following:

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by Underlying Funds managed by the Adviser have been included as part of Appendix A hereto. Each Underlying Fund votes proxies under its own policies.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 for which Underlying Funds have filed forms N-PX is available without charge, upon request, by telephoning Pax World (toll-free) at 877-374-7678 or by visiting the Pax World website at www.paxworld.com, and is available without charge by visiting the SEC's website at www.sec.gov.